Exhibit 10.2

Confidential Treatment
Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 11

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of August 24, 2018, (Supplemental Agreement No. 11) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 11 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659 dated as of October 31, 2011 (the Purchase Agreement) relating to the purchase and sale of Model 787-9 aircraft and Model 787-10 aircraft;

WHEREAS, Boeing and Customer agree to [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.        TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 11 which reflects the revisions set forth in this Supplemental Agreement No. 11.

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659	SA-11

i

BOEING PROPRIETARY

2.        TABLE 1.

a.   Table 1E to Purchase Agreement No. PA-03659, 787-9 Block D Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines is deleted in its entirety and replaced by a revised Table 1E to Purchase Agreement No. PA-03659, 787-9 Block D Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines provided as Enclosure 2 to this Supplemental Agreement No. 11 to reflect [*].

b.   Table 1E to Purchase Agreement No. PA-03659, 787-9 Block D Aircraft Delivery, Description, Price and Advance Payments General Electric Engines is deleted in its entirety and replaced by a revised Table 1E to Purchase Agreement No. PA-03659, 787-9 Block D Aircraft Delivery, Description, Price and Advance Payments General Electric Engines provided as Enclosure 3 to this Supplemental Agreement No. 11 to reflect [*].

3.        SUPPLEMENTAL EXHIBITS.

a.   Exhibit A4, HAZ/[*] 787-9 Aircraft Configuration, provided as Enclosure 4 to this Supplemental Agreement No. 11 is hereby incorporated into the Purchase Agreement to identify [*].

4.        LETTER AGREEMENTS.

a.   Letter Agreement LA-1104720R6, Advance Payment Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104720R7, Advance Payment Matters, provided as Enclosure 5 to this Supplemental Agreement No. 11, which reflects an agreement that [*].

b.   Letter Agreement LA-1301080R4, Special Matters - 787-9 Blocks B, C, D and E Aircraft, is deleted in its entirety and replaced by a revised Letter Agreement LA-1301080R5, Special Matters - 787-9 Blocks B, C, D and E Aircraft, provided as Enclosure 6 to this Supplemental Agreement No. 11, [*].

5.        MISCELLANEOUS.

a.  The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.  Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this Supplemental Agreement by this reference.

b.  This Supplemental Agreement will become effective upon execution and receipt by both Parties on or before August 24, 2018, after which date this Supplemental Agreement will be null and void and have no force or effect.

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659	SA-11

ii

BOEING PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

BY:	/s/ Michael Lombardi	BY:	/s/ Grant Levy

ITS:	Attorney-In-Fact	ITS:	Executive Vice President

HAZ-PA-03659	SA-11

iii

BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

between

THE BOEING COMPANY

and

Air Lease Corporation

Relating to Boeing Model 787-9 and 787-10 Aircraft

Enclosure 1

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE
1A.	787-9 Block A Aircraft Information Table	SA-8
1B.	787-9 Block B Aircraft Information Table	SA-7
1C.	787-10 Block A Aircraft Information Table	SA-10
1D.	787-9 Block C Aircraft Information Table	SA-6
1E.	787-9 Block D Aircraft Information Table	SA-11
1F.	787-9 Block E Aircraft Information Table	SA-10

EXHIBIT
A1.	HAZ[*] 787-9 Aircraft Configuration	SA-7
A2.	HAZ[*] 787-9 Aircraft Configuration	SA-7
A3.	HAZ[*] 787-9 Aircraft Configuration	SA-8
A4.	HAZ[*] 787-9 Aircraft Configuration	SA-11
B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-7
CS1.	Customer Support Document	SA-10
EE1.	[*], Engine Warranty and Patent Indemnity – General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity – Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Enclosure 1

LETTER AGREEMENTS
LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R7	Advance Payment Matters	SA-11
LA-1104721R1	[*]	SA-2
LA-1104722R1	Assignment of Customer’s Interest to a Subsidiary or Affiliate	SA-2
LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2
LA-1104726R1	Special Matters relating to COTS Software and End User License Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2
LA-1104729R1	Liquidated Damages – Non-Excusable Delay	SA-2
LA-1104730R5	Open Configuration Matters	SA-10
LA-1104731R1	Performance Guarantees – 787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R2	Special Matters – 787-9 Block A Aircraft	SA-6
LA-1300863	Performance Guarantees – 787-10 Block A Aircraft	SA-2
LA-1300864R3	Performance Guarantees – 787-9 Block B, C and D Aircraft	SA-10
LA-1301080R5	Special Matters – 787-9 Blocks B, C, D, and E Aircraft	SA-11
LA-1301081R1	Special Matters – 787-10 Block A Aircraft	SA-10
LA-1301082R2	[*]	SA-7
	Promotional Support – 787-10 Aircraft	SA-2
LA-1301083	[*]	SA-2
LA-1301084	[*]	SA-10
LA-1302043R1	[*]	SA-2
LA-1302348R1

LA-1601083	Special Matters Relating to In-Seat IFE [*]	SA-7

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Enclosure 1

~~LA-1605597~~	[*]	SA-9
LA-1805142	[*]	SA-10
LA-1805362	Model 787 Post‑Delivery Software and Data Loading	SA-10

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Enclosure 2

Table 1E To

Purchase Agreement No. PA-03659

787-9 Block D Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Engines

Airframe Model/MTOW:			787-9		553,000 pounds		Detail Specification:			787B1-4102-S (12/11/2015)
Engine Model/Thrust:			TRENT1000-J		74,400 pounds

Airframe Base Year/ Esc. Formula:				[*]			Engine Base Year/ Esc. Formula:			[*]
Airframe Escalation Data:			[*]				Engine Escalation Data:		[*]
Base Year Index (ECI):				[*]			Base Year Index (ECI):			[*]
Base Year Index (CPI):				[*]			Base Year Index (CPI):			[*]

Deposit per Aircraft:			[*]

	Number	Mfr's		Airframe	Airframe	P.A.	Optional	Engine	Engine	Engine	SPE/	Airframe	Engine	Estimated
Delivery	of	Serial	Lessee	Base	Base	Exh	Features	Selection	Base	Base	IFE	Escalation	Escalation	Adv Pymt Base
Date	Aircraft	Number		Year	Price	A	Price		Year(1)	Price(1)	Estimate	Factor	Factor	Price Per A/P
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	[*]

[*]

Note: Serial Numbers are provided as guidance only and are subject to change.

[*]

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

87954-1F.TXT	SA-11

Boeing Proprietary

Enclosure 3

Table 1E To

Purchase Agreement No. PA-03659

787-9 Block D Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:			787-9		553,000 pounds		Detail Specification:		787B1-4102-S (12/11/2015)
Engine Model/Thrust:			GENX‑1B74/75		74,100 pounds

Airframe Base Year/ Esc. Formula:				[*]			Engine Base Year/ Esc. Formula:			[*]
Airframe Escalation Data:			[*]				Engine Escalation Data:		[*]
Base Year Index (ECI):				[*]			Base Year Index (ECI):			[*]
Base Year Index (CPI):				[*]			Base Year Index (CPI):			[*]

Deposit per Aircraft:			[*]

	Number	Mfr's		Airframe	Airframe	P.A.	Optional	Engine	Engine	Engine	SPE/	Airframe	Engine	Estimated
Delivery	of	Serial	Lessee	Base	Base	Exh	Features	Selection	Base	Base	IFE	Escalation	Escalation	Adv Pymt Base
Date	Aircraft	Number		Year	Price	A	Price		Year(1)	Price(1)	Estimate	Factor	Factor	Price Per A/P
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	[*]

[*]

Note: Serial Numbers are provided as guidance only and are subject to change.

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

87954-1F.TXT	SA-11

Boeing Proprietary

Enclosure 4

HAZ[*] 787-9 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Air Lease Corporation

Exhibit A4

to Purchase Agreement Number PA-03659

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-EXA4	Page 1

SA-11

BOEING PROPRIETARY

Enclosure 4

Exhibit A4

AIRCRAFT CONFIGURATION

Dated August 24, 2018

relating to

BOEING MODEL 787-9 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of the configuration set forth in this Exhibit A4. Such Detail Specification will be comprised of Boeing configuration specification [*]. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].  [*].

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-EXA4	Page 2

SA-11

BOEING PROPRIETARY

BOEING PROPRIETARY

Exhibit A4 To
Boeing Purchase Agreement
[*]
[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

P.A. 3659 - Exhibit A4	Page 1

SA-11

BOEING PROPRIETARY

BOEING PROPRIETARY

Exhibit A4 To
Boeing Purchase Agreement
[*]
[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

P.A. 3659 - Exhibit A4	Page 2

SA-11

BOEING PROPRIETARY

BOEING PROPRIETARY

Exhibit A4 To
Boeing Purchase Agreement
[*]
[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

	[*]	[*]

[*]

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. 3659 - Exhibit A4	Page 3

SA-11

BOEING PROPRIETARY

Enclosure 5

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03659-LA-1104720R7

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         Advance Payment Matters

Reference:    Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ‑PA‑03659-LA-1104720R6 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA (AGTA) between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.        Alternative Fixed Advance Payment Schedule.

1.1      Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement Customer may elect to pay an alternative fixed advance payment schedule for the respective Aircraft, as set forth in the table below (Alternative Fixed Advance Payment Schedule).

1.2      Alternative Fixed Advance Payment Schedule – 787-9 Block A Aircraft.

[*]

1.3      Alternative Fixed Advance Payment Schedule – 787-9 Block B Aircraft.

[*]

1.4      Alternative Fixed Advance Payment Schedule – 787-9 Block C, 787-9 Block D Aircraft, and 787-9 Block E Aircraft. [*]

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104720R7	SA-11
Advance Payment Matters	LA Page 1

BOEING PROPRIETARY

Enclosure 5

1.5       Alternative Fixed Advance Payment Schedule – 787-10 Block A Aircraft  [*]

1.6      [*]

2.        [*]

3.        [*]

4.        [*]

5.        Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

6.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104720R7	SA-11
Advance Payment Matters	LA Page 2

BOEING PROPRIETARY

Enclosure 5

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2018

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03659-LA-1104720R7	SA-11
Advance Payment Matters	LA Page 3

BOEING PROPRIETARY

Enclosure 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03659-LA-1301080R5

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:        Special Matters – 787-9 Blocks B, C, D, and E Aircraft

Reference:    Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1301080R4 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement applies only to [*].

1.        Credit Memoranda.

1.1       Basic Credit Memorandum.  At the time of delivery of each 787-9 Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in the following amount:

Applicable Aircraft	Amount (U.S. Dollars)	Base Year
787-9 Block B Aircraft	[*]	[*]
787-9 Block C Aircraft	[*]	[*]
787-9 Block D Aircraft	[*]	[*]
787-9 Block E Aircraft	[*]	[*]

1.2       Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an incentive for and in consideration of Customer entering into a lease for the 787-9 Aircraft prior to delivery of the 787-9 Aircraft to be leased, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a Leasing Credit Memorandum, which under no circumstances may be assigned, in the following amount:

Applicable Aircraft	Amount (U.S. Dollars)	Base Year
787-9 Block B Aircraft	[*]	[*]
787-9 Block C Aircraft	[*]	[*]
787-9 Block D Aircraft	[*]	[*]
787-9 Block E Aircraft	[*]	[*]

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301080R5	SA-11
Special Matters – 787-9 Blocks B, C, D, and E Aircraft	LA Page 1

BOEING PROPRIETARY

Enclosure 6

1.3       [*]

1.4       [*]

1.5       [*]

1.6       [*]

1.7       [*]

1.8       [*]

1.9       [*]

1.10     [*]

1.11     [*]

1.12     [*]

1.13     [*]

1.14     [*]

1.15     [*]

1.16     [*]

1.17     [*]

2.        Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] and will be escalated to the scheduled month of the respective 787-9 Block B, C, D, and E Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft.  The Credit Memoranda are stated in U.S. Dollars and may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.        [*]

4.        [*]

5.        [*]

6.        [*]

7.        [*]

8.        Confidentiality.

*   Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301080R5	SA-11
Special Matters – 787-9 Blocks B, C, D, and E Aircraft	LA Page 2

BOEING PROPRIETARY

Enclosure 6

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 24, 2018

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03659-LA-1301080R5	SA-11
Special Matters – 787-9 Blocks B, C, D, and E Aircraft	LA Page 3

BOEING PROPRIETARY